Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of DGT Holdings Corp., (the “Company”) on Form 10-K for the period ended July 28, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John J. Quicke, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 20, 2012	/s/ John J. Quicke
	Name:	John J. Quicke
	Title:	President and Chief Executive Officer (Principal Executive Officer)